SCHWAB CAPITAL TRUST

Laudus International MarketMasters FundTM

Supplement dated March 14, 2014 to the

Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2014

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective at the close of business on March 14, 2014, WHV Investment Management, Inc. (“WHV”) no longer serves as an investment manager for the Laudus International MarketMasters Fund (the “Fund”). Therefore, all references to WHV in the Fund’s Prospectus and SAI are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Charles Schwab & Co., Inc. Member SIPC

REG79898-00 (03/14) ©2014 All Rights Reserved